Trade and other payables	12 Months Ended
Dec. 31, 2022
Trade and other payables [abstract]
Trade and other payables
18     Trade and other payables

	Non-current 2022 US$m	Current 2022 US$m	Total 2022 US$m	Non-current 2021 US$m Adjusted(b)	Current 2021 US$m Adjusted(b)	Total 2021 US$m Adjusted(b)
Trade payables	3	3,269	3,272	—	3,410	3,410
Other financial payables	225	1,083	1,308	254	909	1,163
Other payables	63	131	194	82	110	192
Deferred income(a)(b)	114	333	447	205	404	609
Accruals	—	1,611	1,611	42	1,488	1,530
Employee entitlements	—	878	878	—	798	798
Royalties and mining taxes	3	644	647	2	574	576
Amounts owed to equity accounted units	196	98	294	213	40	253
Total	604	8,047	8,651	798	7,733	8,531
(a)Deferred income includes contract liabilities of US$345 million (2021: US$383 million).
(b)Deferred income includes government grants deferred. This was previously disclosed separately; however, it is no longer material.
The fair value of trade payables and financial instruments within other financial payables approximates their carrying value.
The Group participates in supply chain finance arrangements whereby vendors may elect to receive early payment of their invoice from a third-party bank by factoring their receivable from Rio Tinto. These arrangements do not modify the terms of the original liability with respect to either counterparty terms, settlement date or amount due. Utilisation of the early settlement facility is voluntary and at the vendors' discretion on an invoice-by-invoice basis. Financial liabilities subject to supply chain finance therefore continue to be classified as trade payables with the cash outflows showing in operating cash flows. At 31 December 2022, trade payables included US$819 million (2021: US$782 million) subject to early settlement election by vendors.